OPPENHEIMER FUNDAMENTAL ALTERNATIVES FUND

Supplement dated September 30, 2015 to the

Statutory Prospectus dated February 27, 2015

This supplement amends the Statutory Prospectus of Oppenheimer Fundamental Alternatives Fund (the “Fund”), dated February 27, 2015, and is in addition to any other supplements.

Effective immediately:

1. The table titled “Annual Fund Operating Expenses” and the footnotes immediately following it have been deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses[1] (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class R	Class Y	Class I
Management Fees[2]	0.88%	0.88%	0.88%	0.88%	0.88%	0.88%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	1.00%	0.50%	None	None
Other Expenses
Dividend Expenses on Securities Sold Short[3]	0.56%	0.56%	0.56%	0.56%	0.56%	0.56%
Borrowing Expenses on Securities Sold Short[4]	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Other Expenses of the Fund	0.24%	0.24%	0.24%	0.24%	0.24%	0.05%
Total Other Expenses	1.00%	1.00%	1.00%	1.00%	1.00%	0.81%
Acquired Fund Fees and Expenses	0.05%	0.05%	0.05%	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses	2.18%	2.93%	2.93%	2.43%	1.93%	1.74%
Fee Waiver and/or Expense Reimbursement[5]	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[6]	2.11%	2.86%	2.86%	2.36%	1.86%	1.67%
1.	Expenses have been restated to reflect current fees.
2.	"Management Fees" reflects the gross management fees paid to the Manager by the Fund and the gross management fee for the Subsidiary during the Fund's most recent fiscal year.
3.	When a cash dividend is declared on a stock the Fund has sold short, the Fund is required to pay an amount equal to that dividend to the party from which the Fund borrowed the stock and to record the payment of the dividend as an expense.
4.	In connection with its short sales, the Fund may receive income or be charged a fee on borrowed stock. This income or fee is calculated on a daily basis, based upon the market value of the borrowed stock and a variable rate that is dependent upon the availability of the stock. A net amount of fees is listed as Borrowing Expenses on Securities Sold Short.
5.	After discussions with the Fund's Board, the Manager has contractually agreed to waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investments in funds managed by the Manager or its affiliates. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of this prospectus, unless approved by the Board. The Manager has also contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. This undertaking will continue to be in effect for so long as the Fund invests in the Subsidiary and may not be terminated unless approved by the Fund's Board.
6.	Excluding borrowing and dividend expenses on securities sold short, the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement are 1.35% for Class A shares, 2.10% for Class B shares, 2.10% for Class C shares, 1.60% for Class R shares, 1.10% for Class Y shares, and 0.91% for Class I shares.

2. The table titled “Average Annual Total Returns for the periods ended December 31, 2014” and the footnote immediately following it have been deleted in their entirety and replaced with the following:

Average Annual Total Returns for the periods ended December 31, 2014
	1 Year	5 Years (or life of class, if less)	10 Years
Class A Shares (inception 1/3/89)
Return Before Taxes	(1.46)%	2.43%	2.88%
Return After Taxes on Distributions	(2.22)%	1.83%	1.61%
Return After Taxes on Distributions and Sale of Fund Shares	(0.83)%	1.82%	2.09%
Class B Shares (inception 9/1/93)	(1.24)%	2.39%	3.00%
Class C Shares (inception 9/1/93)	2.75%	2.86%	2.71%
Class R Shares (inception 3/01/01)	3.30%	3.33%	3.15%
Class Y Shares (inception 12/16/96)	4.77%	3.93%	3.74%
Class I Shares (inception 2/28/13)	4.98%	6.95%	N/A
HFRX Global Hedge Fund Index (reflects no deduction for fees, expenses or taxes)	(0.58)%	1.04% 1.96%[2]	0.70%
S&P 500 Index[1] (reflects no deduction for fees, expenses or taxes)	13.69%	15.45% 20.70%[2]	7.67%
HFRI Fund Weighted Composite Index[1] (reflects no deduction for fees, expenses or taxes)	3.33%	4.61% 5.26%[2]	5.14%
1.	The Fund has changed its benchmarks from the S&P 500 Index and the HFRI Fund Weighted Composite Index to the HFRX Global Hedge Fund Index, which it believes is a more appropriate measure of the Fund’s performance. The Fund will not show performance for the S&P 500 Index and the HFRI Fund Weighted Composite Index in its February 2017 annual registration statement update.
2.	As of 2-28-13.

September 30, 2015	PS0236.039